Exhibit 10.1

[English Translation]

Amendment to Lease Agreement

Made and Signed in Tel Aviv on May 26, 2005

Between:	Oded Reichman –
Development and Investment (1995) Ltd.
Company ID. No. 512107046
From 2 Ha’barzel St., Tel-Aviv
By its manager, Mr. Gadi Reichman
ID no. 027123918
Empowered to sign on its behalf
(hereinafter: the “Landlord”)
On the one hand;

And between:	RadView Software Ltd.
Company ID No. 511627952
From 2 Ha’barzel St., Tel-Aviv
By its manager, Mr. Ilan Kinreich
ID no. 054182035
Empowered to sign on its behalf
(hereinafter: the “Tenant”)
On the other hand;

Whereas               The sides signed a lease agreement on April 7, 1997 concerning Property on 2 Ha’barzel St. in Tel-Aviv on the 2nd floor (hereinafter: the “Property”);

Whereas               The sides are interested in extending the period of the lease agreement, under the same conditions as detailed there, by 12 additional months until August 31, 2006;

Therefore it is agreed as follows:

1.                                      The rent fee of the property will be $10.80 (ten US dollars and eighty cents) plus VAT for each square meter of the rented property for each calendar month.

2.                                      The parking fee will be $85.00 (eighty five US dollars) plus VAT for each parking space for each calendar month.  It is clear and declared that the Landlord has the right to exchange the underground parking places of the Tenant, with other places, including the slopes, without any additional compensation by the Tenant.

3.                                      The Tenant will take out, in favor of the Landlord, starting from June 1, 2005, a bank guarantee for the amount of $40,000 (forty thousand US dollars) for the duration of the leasing period and for 30 additional days from the termination of the lease.

4.                                      Except for the details specified in this amendment, all the rest of the terms and conditions in the original leasing agreement, including appendix, shall remain valid.

As a proof both sides hereby undersign:

/s/ ODED REICHMAN	/s/ ILAN KINREICH

The Landlord

The Tenant